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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   March 16, 1998



            Tiers Asset-Backed Securities, Series CHAMT Trust 1997-7
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                 33-55860           52-6880113
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission        (I.R.S. employer
     of incorporation)              file number)       identification no.)

         c/o Delaware Trust Capital Management, Inc.
         c/o Corestates Bank
         FCS-4-2-6, 3 Beaver Valley Road
         Wilmington, Delaware                                 19803
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code (302)-421-7307


                                 N/A
--------------------------------     -------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.           Changes in Control of Registrant.


                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.


                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

1. Indenture Trustee's Monthly Report in respect of the March 15, 1998 Distribution Date

2. Administrator's Report in respect of the March 15, 1998
   Distribution Date

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                       2

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                TIERS Asset-Backed Securities
                                Series CHAMT Trust 1997-7


                                By: Delaware Trust Capital Management, Inc.,
                                     not in its individual capacity,
                                     but solely as Owner Trustee on behalf of
                                     TIERS Asset-Backed Securities,

                                     Series CHAMT Trust 1997-7





                                 By: /s/ Richard  N. Smith
                                    -----------------------------
                                    Name:   Richard  N. Smith
                                    Title:  Vice President


Dated:  March 16, 1998

                                       3
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                                  EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----


1.  Indenture Trustee's Report in respect of the March 15, 1998            5-6
    Distribution Date

2.  Administrator's Report in respect of the March 15, 1998                7-8
    Distribution Date

                                       4

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                                    Exhibit 1

To the Holders of
TIERS Asset-Backed Securities,
Series CHAMT Trust 1997-7
Fixed Rate Notes, Class A
CUSIP: 871928AR8

Pursuant to Section 9(c) of the Series Trust Indenture dated September 15, 1997 between TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7 and First Trust of New York, National Association, as Indenture Trustee, First Trust of New York, National Association hereby gives notice with respect to the Distribution occurring on February 15, 1998 (the "Distribution Date") as follows:

(i) The amount of the distribution to holders of the Fixed Rate Notes Class A allocable to principal of and premium, if any, and interest and the amount of aggregate unpaid interest accrued, if any, as of the Distribution Date, expressed as a dollar amount per $1,000 original face amount thereof, were as follows:

                                    Fixed Rate Notes, Class A

Principal                           $0.00
Premium, if any                     $0.00
Interest Paid                       $5.573333
Interest Accrued and not paid       $0.00


(ii) No compensation has been paid to the Administrator or Trustee from Available Funds under the TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7.

(iii) The aggregate stated principal amount of the Chase Credit Card Master Trust Class A Floating Rate Certificates, Series 1996-4 (the "Deposited Assets") is $363,900,000 and the notional amount is the same.

(iv) The Deposited Assets will bear interest at a rate of 5.8175% for the period from March 15, 1998 through April 15, 1998.

(v) The Deposited Assets are rated AAA by Standard & Poors and Aaa by Moody's Investors Service .

(vi) The Eligible Investments held by the Issuer as of the Distribtion Date were as follows: None.
                                       5
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(vii) The PSA Index Rate determined with respect to the Distribution Date by
Westdeutsche Landesbank Girozentrale, as Swap Counterparty is not to be determined prior to February 1999.

(viii) The aggregate outstanding principal balance of, Notional Amount attributable to and the Current Factor applicable to each class of Securities as of the close of business on the Distribution Date were as follows:

                                 Fixed Rate Notes,     Floating Rate
                                 Class A               Certificates Class B

Aggregate Outstanding Principal    $352,980,000            $10,920,000
Balance
Notional Amount                    $352,980,000           $10,920,000
Current Factor                     1.00000000             1.00000000


First Trust of New York, National Association, as Indenture Trustee

                                       6
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                                    Exhibit 2

To the Holders of
TIERS Asset-Backed Securities,
Series CHAMT Trust 1997-7

Floating Rate Certificates, Class B
CUSIP: 8712928AS8


Pursuant to Section 4.2 of the Base Trust Agreement dated September 15, 1997 between Structured Products Corporation and Delaware Trust Capital Management, Inc. , First Trust of New York, National Association, as Administrator, hereby gives notice with respect to the Distribution occurring on February 15, 1998 (the "Distribution Date") as follows:

(i) The amount of the distribution to holders of each Class of Securities allocable to principal of and premium, if any, and interest and the amount of aggregate unpaid interest accrued, if any, as of the Distribution Date, expressed as a dollar amount per $1,000 original face amount thereof, were as follows:
                                    Fixed Rate Notes,       Floating Rate
                                    Class A                 Certificates Class B

Principal                           $0.00                      $0.00
Premium, if any                     $0.00                      $0.00
Interest Paid                       $5.573333                  $4.368750
Interest Accrued and not paid       $0.00                      $0.00

(ii) The Floating Rate Pass Through Rate applicable to the Floating Rate Class B Certificates for the period from February 17, 1998 through March 15, 1998 and payable on the on the Distribution Date , as calculated by Westdeutsche Landesbank Girozentrale, the Calculation Agent is 5.825%.

(iii) No compensation has been paid to the Administrator or Trustee from Available Funds under the TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7.

(iv) The aggregate stated principal amount of the Chase Credit Card Master Trust Class A Floating Rate Certificates, Series 1996-4 (the "Deposited Assets") is $363,900,000 and the notional amount is the same.

(v) The Deposited Assets will bear interest at a rate of 5.8175 % for the period from March 15, 1998 through April 15, 1998.

                                      7
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(vi) The Deposited Assets are rated AAA by Standard & Poors and Aaa by Moody's
Investors Service .

(vii) The Eligible Investments held by the Issuer as of the Distribtion Date were as follows: None.

(viii) The PSA Index Rate determined with respect to the Distribution Date by Westdeutsche Landesbank Girozentrale, as Swap Counterparty is not to be determined prior to February 1999.

(ix) The aggregate outstanding principal balance of, Notional Amount attributable to and the Current Factor applicable to each class of Securities as of the close of business on the Distribution Date were as follows:

                                    Fixed Rate Notes,      Floating Rate
                                    Class A                Certificates Class B

Aggregate Outstanding Principal     $352,980,000              $10,920,000
Balance
Notional Amount                     $352,980,000              $10,920,000
Current Factor                      1.00000000                1.00000000

First Trust of New York, National Association, as Administrator